SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2025

ULIXE CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-252505	85-3978107
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8 The Green, #20901

Dover, Delaware 19901

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (307) 316-8780

____________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm. On October 10, 2025, the Board of Directors of Ulixe Corp. (formerly, Warpspeed Taxi Inc., the “Company”) approved the dismissal of LAO Professionals (“LAO”) as the Company’s independent registered public accounting firm, effective immediately. The Company has authorized LAO to respond fully to the inquiries of CBIZ CPAs P.C. (“CBIZ”) the successor auditors engaged by the Company. LAO did not render a report on the Company’s financial statements for any financial period of the Company, and never expressed, orally or in writing, any adverse opinion with respect to the Company’s financial statements and at the time of its dismissal, LAO had not issued an audit report on the Company’s consolidated financial statements for the fiscal year ended July 31, 2025.

During the Company’s two most recent fiscal years ended July 31, 2025 and 2024, and the subsequent interim period through the date of their dismissal: (i) there were no disagreements between the Company and LAO on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of LAO, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the Company’s financial statements; and (ii) there were no “reportable events” (as described in Item 304(a)(1)(v) of Regulation S-K), except that the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2024 included disclosure of substantial doubt about the Company’s ability to continue as a going concern and identified certain material weaknesses in its internal control over financial reporting. The material weaknesses identified in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2024 were (i) not having an audit committee or other independent committee that is independent of management to assess internal control over financial reporting; and (ii) not having a director that qualifies as an audit committee financial expert as defined in Item 407(d)(5)(ii) of Regulation S-K. The Company has provided LAO with the disclosures under this Item 4.01(a) and has requested that LAO provide the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of LAO’s letter is furnished as Exhibit 16.1 to this Form 8-K.

(b) New Independent Registered Public Accounting Firm. Effective October 16, 2025, upon the approval of its Board of Directors, the Company appointed CBIZ as its new independent registered public accounting firm. During the Company’s two most recent fiscal years ended July 31, 2025 and 2024, and the subsequent interim period through the date of its engagement of CBIZ, neither the Company nor anyone acting on behalf of the Company had consulted CBIZ regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, nor did CBIZ provide a written report or oral advice to the Company that CBIZ concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issues; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from LAO Professionals, dated October 16, 2025.
104	Cover Page Interactive Data File, formatted in inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ulixe Corp.

Date:	October 16, 2025	By:	/s/ Vito Di Somma
		Name:	Vito Di Somma
		Title:	President